Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change



Quicksilver Resources Inc.

Presentation to the Second Lien Holders

March 2015

Statement of Limiting Conditions

The content and analyses contained herein are the property of Houlihan Lokey and may not be copied or distributed without the express consent of Houlihan Lokey. By your receipt and review of these materials, you agree to be bound by the terms of this Statement of Limiting Conditions as well as by the terms of your non-disclosure agreement.

The financial information contained herein (both historical and projected) has been prepared by Quicksilver Resources Inc. (the "Company), Quicksilver Resources Canada Inc. ("QRCI") and Houlihan Lokey has relied on the accuracy thereof. Certain financial information is preliminary in nature and subject to adjustments. Houlihan Lokey makes no representations as to the accuracy or completeness of the financial information contained herein and expressly disclaims any liability associated therewith. As financial advisor to the Company, Houlihan Lokey has relied on the truth, accuracy and completeness of the representations of current management and counsel and disclaims all liability for any misrepresentation or omissions that may be contained herein based on such statements. Any analyses contained herein (as well as any suggestions or recommendations contained herein and/or derived from the content of this Presentation) are preliminary in nature and subject to reconsideration and modification, this Presentation shall in no way be considered a solicitation to any party to participate or support a particular course of action or transaction.

Material non-public and/or confidential information is contained in this Presentation ("Confidential Information"). Accordingly, any such Confidential Information obtained through your receipt of this Presentation, and any analyses of such information, is to be considered strictly confidential. Distribution of this document or disclosure of any Confidential Information set forth herein to any party other than the intended recipient of this Presentation is expressly prohibited without the prior written authorization of the Company and Houlihan Lokey.

In addition, these materials include certain projections and forward-looking statements provided by the Company with respect to the anticipated future performance of the Company. Such projections and forward-looking statements reflect various assumptions of management concerning the future performance of the Company, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, there can be no assurance that such projections or forward-looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections or forward-looking statements based thereon. The forward looking statements contained herein are made as of the date hereof and we expressly disclaim any duty to update the information contained herein.

Only those representations and warranties that are made in a definitive written agreement relating to a Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement, shall have any legal effect. Each recipient should make an independent assessment of the merits of pursuing a Transaction and should consult its own professional advisors.

Estimates of resource potential or upside were based on internal engineers and/or review by an independent petroleum engineering firm. The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms resource "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

Table of Contents

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change



Agenda & Introduction

Agenda

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

In order to facilitate ongoing negotiations, Quicksilver Resources Inc. ("Quicksilver", the "Company", "KWK" or "QRI") provides these discussion materials to the Second Lien Term Loan holders and Second Lien Note holders (collectively, the "Second Lien Holders")

- These discussion materials address the following matters:
  - Introduction to Management
  - Update & Key Issues Facing the Company
  - Company / Business Overview
  - Financial and Liquidity Outlook
  - Additional Key Topics
  - Q&A

Introduction to Management

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

- Management has a long history of operating its assets in a low-cost / highly profitable manner
- The team has 100+ years of successful corporate history with a track record of accretive partnerships, joint ventures and other transactions

Key Management Highlights

Position	Description
CEO / President	Glenn Darden ▪ CEO beginning in December 1999 and Board Member beginning in December 1997 ▪ Previously served as Quicksilver's COO ▪ 35+ years of upstream, midstream, and downstream oil and gas experience as a geologist, executive and director
SVP / CFO / Treasurer	Vanessa Gomez LaGatta ▪ Named CFO effective January 1, 2015 ▪ Previously served as Quicksilver's Treasurer since September 2009 ▪ Previously served as Director of Credit Suisse's Investment and Corporate Banking group, where she began working in 2001 ▪ 15 years of financial experience in the energy industry
SVP / COO - QRCI	J. David Rushford ▪ COO of QRCI beginning August 2010 ▪ Previously served in variety of senior management positions with several large independent oil and gas producers including Encana ▪ Professional Engineer with more than 30 years of oil and gas experience in project development and business unit management
SVP - QRI / U.S. Ops	Stan Page ▪ Senior Vice President of U.S. Operations beginning in June 2010 and previously Vice President of U.S. Operations beginning October 2007 ▪ Previously served various management positions for BP America (formerly known as Amoco Production Company) ▪ Over 35 years of upstream, midstream, and downstream oil and gas operations experience
VP – Chief Reservoir Engineer	Doug Parkhurst ▪ Vice President – Chief Reservoir Engineer beginning in September 2014 ▪ Previously Vice President of Engineering for Legend Natural Gas ▪ Over 16 years of unconventional reservoir and operational experience, including expertise in the areas of the Barnett Shale and Permian Basin
VP – Geology	John Callanan ▪ Since joining Quicksilver in 2005, John has served in a variety of positions, including Senior Director of Geology and New Ventures Geologist ▪ Previously spent 15 years as an independent exploration/exploitation geologist and another 8 years employed by private E&P companies in Texas

Sources: Company data

Process Overview / Update

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

As publicly announced in September 2014, Quicksilver formally initiated a strategic alternatives review in order to address its over-leveraged balance sheet, which has included, among other activities, a process to sell existing assets

- In late September the Company launched a strategic alternatives process to, among other things, sell all of its assets in whole or part
- This process has covered a broad range of potential buyers given the Company's four key assets are different from each other and therefore attractive to different types of buyers
- The process to sell the Horn River Basin asset has included a significant effort to solicit interest from Asia given the LNG export opportunity this asset presents
- Bids were initially due in December and then extended to late January, however the marketing process has not produced any viable options for asset sales or other strategic alternatives that are likely to have a material impact on our capital structure and liquidity

Key issues currently facing the Company include, among others:

Going Concern Qualification	• Going concern qualification would trigger default under KWK's Combined Credit Agreements and Second Lien Term Loan • Could result in acceleration of debt (most likely in the Second Lien Term Loan) and acceleration of capital structure
Springing Maturities	• First lien maturity springs to October 2015 if the Second Lien springs to January 2016 or to January 2016 if $1+ Sub Notes outstanding January 1, 2016 • Second lien maturity springs to January 2016 if $100mm+ Sub Notes outstanding January 1, 2016 • Maturities fall into auditor look-forward period; expected to result in going concern qualification[(1)]
Covenant Compliance	• 0+12 forecast implies potential breach of minimum EBITDA covenant in 3Q 2015[(2)] • Driven by sharp recent decline primarily in NGL and natural gas prices • Covenant breach would fall into auditor look-forward period; expected to result in going concern qualification[(1)]
Liquidity Outlook	• 0+12 forecast implies potential liquidity shortfall in 1Q 2016[(3)] • The key factors impacting liquidity are (i) the ability to extend, term out, or refinance the Combined Credit Agreements, which may spring to maturity in October 2015, (ii) the hedge roll-off, (iii) the high interest burden, and (iv) commodity prices • Liquidity would fall into auditor look-forward period; expected to result in going concern qualification[(1)]

(1) *KWK's auditors should consider all factors in their going concern analysis and one single factor will not result in a going concern qualification*
(2) *Excludes certain items impacting EBITDA that are within KWK's control*
(3) *Excludes capital expenditures on the Fortune Creek drilling commitments and assumes that revolver is refinanced or extended*

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change



Company Update

Quicksilver: Business Description

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Quicksilver is an independent oil and gas E&P company that focuses on unconventional resources in North America

Key Operations and Reserves

- Quicksilver's key areas of operations include:
  - Barnett Shale ("Barnett") in the Fort Worth Basin located in north-central Texas, United States
  - Delaware Basin ("WTX") located in West Texas, United States
  - Horn River Basin ("HRB" or "Horn River") located in northeast British Columbia, Canada
  - Horseshoe Canyon ("HSC") located in Alberta, Canada
- Quicksilver's net acreage of ~560,000[(1)] includes (i) 1P reserves of ~1.1 Tcfe and (ii) 2,000+ net producing wells
- In addition to total 1P reserves of ~1.1 Tcfe, Quicksilver's assets contain significant unbooked resource potential of over 15.0 Tcfe + 200 MMbbl
- All reserve data is based on the SEC reserve report as of December 31, 2014
- Unless otherwise indicated, all financial projections in the Company Overview section of this presentation are based upon the 0+12 forecast and January 9, 2015 strip pricing

Production Highlights

- In 4Q 2014, Quicksilver produced:
  - 243 MMcfed, of which ~88% was natural gas
  - ~67% of its total production in the U.S. and ~33% in Canada

2014

	YE 2014 SEC Pricing	
	Total (Bcfe)	PV-10 ($ in MM)
Barnett Shale	834	$749
Delaware	2	7
Total Proved U.S.	836	$756
Horn River Basin	66	$52
Horseshoe Canyon	211	235
Total Proved Canada	278	$287
Total Proved	1,113	$1,042

4Q 2014 Production Composition


0.7%
11.1%
88.1%
Natural Gas
NGL
Oil

Production History


Historical financial performance is not reflected pro forma of transactions since 2010
413
61
282
59
337
27
55
275
57
50
187
46
48
151
41
46
168
35
46
165
33
47
162
2010
2011
2012
2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

Sources: Company data
(1) Net acreage excludes non-prospective acreage holdings and pre-exploratory prospective assets

Quicksilver: Geography

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

High-quality, large-scale resource base provides long-term drilling inventory in both oil and gas plays

Horn River Basin
- ~130,000 net acres
- ~65 Bcf of 1P reserves
- Total resource potential 13.3 Tcf

Fortune Creek Midstream Partnership Assets

Campbell River, Vancouver Island, BC
Proposed LNG Site

QRCI[1]

100%

Quicksilver

Delaware Basin
- ~29,000 net acres prospective of oil
- Total resource potential 200+ MMbbl
- Joint ventures with Eni and other partners



Horseshoe Canyon
- ~310,000 net acres[2]
- ~210 Bcf of 1P reserves
- Total resource potential ~500 Bcf

Barnett Shale
- ~89,000 net acres
- ~835 Bcfe of 1P reserves
- Total resource potential ~1.4 Tcfe
- Partnerships with Tokyo Gas and Eni

Development / Production
Exploration / Assessment

Tight Gas Basins
Tight Gas Plays
Shale Basins
Shale Plays

Sources: Company data
Note: 1P reserves exclude upside value from undeveloped acreage with estimated unbooked resource potential of over 15.0 Tcfe + 200 MMbbl
(1) Not represented above is Quicksilver's pre-exploratory prospective asset in central Alberta, targeting oil in the Nordegg, Monteney and Duverynay formations ("Alberta Shale Oil Play")
(2) Inclusive of ~5,000 net producing acres outside core HSC region

Quicksilver: Overview of Assets

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Production Phase

Horseshoe Canyon

- Stable cash flows with low-risk development
- ~210 Bcf of 1P reserves and ~310,000 net acres
- Over 3,000 gross (~1,500 net) producing wells with 4Q 2014 net production of ~47 MMcfd
- CBM reserves feature shallow decline curves, low geologic risk and quick, low-cost drilling

Barnett Shale

- High-quality, low-risk asset in the Fort Worth Basin
- ~835 Bcfe of 1P reserves and ~89,000 net acres
- ~1,000 gross (~600 net) producing wells with 4Q 2014 net production of ~162 MMcfed; less than ~2% of PDP reserves are non-operated
- Up to 200 well workovers per year planned through 2017
- Inventory of ~350 identified horizontal wells

Development Phase

Horn River Basin

- High-quality shale gas reservoir; next generation asset being transitioned to development phase
- ~65 Bcf of 1P reserves and ~130,000 net acres—10 year initial term leases
- 12 net producing wells with 4Q 2014 net production of ~33 MMcfd
- Represents 13.3 Tcf total resource potential
- Application for a 25-year, 20 mtpa LNG export license filed in July 2014 with the Canadian NEB

Exploration Phase

Delaware Basin

- Oil exploration opportunities targeting the Wolfbone formation
- ~29,000 net acres prospective of oil
- Initial test well results have been extremely encouraging
- Pursuing exploration via joint ventures with Eni and other partners

Asset Portfolio Life Cycle[1]


Maturity
Delaware Basin
Horn River Basin
Barnett Shale
Horseshoe Canyon
1
2
3
4
5
6
7
8
9
10
11
12
Years

Sources: Company data
(1) Excludes the pre-exploratory Alberta Shale Oil Play

Quicksilver: SEC Reserve Base

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Quicksilver's portfolio contains ~1.1 Tcfe of total 1P reserves with a PV-10 value of ~$1.0 billion

- The majority of the Company's 1P reserves are located in the Barnett Shale, which comprises ~75% of the Company's total 1P reserves
- The Company's reserves feature:
  - *Long-lived producing assets* (Barnett Shale and Horseshoe Canyon)
  - *Significant unbooked, contingent resources* (Horn River Basin, Barnett Shale and Delaware Basin)

Net Proved Reserves as of December 31, 2014

By Reserve Mix


Oil
<1%
NGL
18%
Gas
82%

By Region


Delaware Basin
<1%
Horn River Basin
6%
Horseshoe Canyon
19%
Barnett Shale
75%

Net Proved Reserves as of December 31, 2014

	Reserves (Bcfe)					Associated PV-10 ($ millions): SEC Price				
	Barnett Shale	Delaware Basin	Horn River Basin	Horseshoe Canyon	Total	Barnett Shale	Delaware Basin	Horn River Basin	Horseshoe Canyon	Total
Total Proved Reserves (1P)	834	2	66	211	1,113	$749	$7	$52	$235	$1,042
Memo: Approximate Acreage (net)[(1)(2)]	*89,000*	*29,000*	*130,000*	*310,000*	*558,000*					
Memo: Total 1P Reserves (% Natural Gas)	*76%*	*26%*	*100%*	*100%*	*82%*					
Memo: Total 1P Reserves (% Oil and NGL)	*24%*	*74%*	*0%*	*0%*	*18%*					

Sources: Company data
(1) Excludes acreage associated with Alberta Shale Oil Play for which no 1P reserves are booked
(2) HSC net acreage inclusive of ~5,000 net producing acres outside core HSC region

Quicksilver: Near-Term Hedging Program

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Quicksilver's derivatives portfolio provides the Company with near-term protection from downside price levels

- The Company's hedge portfolio includes:

Total QRI MTM: ~$111.9M(1)



Bank 9 $5.0
Bank 8 $7.7
Bank 1 $20.4
Bank 7 $9.5
Bank 6 $10.3
Bank 2 $19.0
Bank 5 $11.9
Bank 4 $13.7
Bank 3 $14.4

Total QRCI MTM: ~$44.5M(1)



Bank B $10.9
Bank A $33.6

MTM Expiration Schedule ($M)



$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$80.4
$44.5
$8.6
$23.0
2015
2016
2021
QRI QRCI

Natural Gas Swaps

	QRI		QRCI		Total	
Period	Volume (Mmbtu/d)	Price	Volume (Mmbtu/d)	Price	Volume (Mmbtu/d)	Price
2015	120	$5.08	30	$7.75	150	$5.62
2016-2021	20	$4.37	N/A	N/A	20	$4.37

Sources: Company data
Note: We enter into derivatives with counterparties who are our lenders at inception of the derivative. Not all current financial institution counterparties are lenders in our revolver
(1) Portfolio reflects derivatives with respect to legal counterparties

Barnett Shale: Assets

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Quicksilver has a large portfolio of high-quality Barnett assets, which include:

- Leases covering ~141,000 gross (~89,000 net) acres and ~1,000 gross (~600 net) producing wells
- Average daily net production of ~162 MMcfed and ~161 MMcfed during 4Q 2014 and FY 2014, respectively
- ~835 Bcfe of 1P reserves (~$750 million PV-10), of which ~93% are PDP
- Average working interest of 67.5% and outside royalty burden of 22%
- Long-lived assets with an implied 1P reserve-to-production ratio of ~14.2 years(1) and expected technical reserve life of 50+ years
- Drilling success rate of over 99% over the past three years
- A portfolio of opportunities to workover existing producing wells
  - Low-cost of ~$20K per workover drives compelling IRRs with 1-6 month payback periods

Barnett SEC PV-10 Value as of December 31, 2014


PDNP
$35
PUD
$5
PDP
$708

Daily Net Production – by Product(2)


Historical financial performance is not reflected pro forma of transactions since 2010
Daily Production (MMcfed)
300
250
200
150
100
50
-
274.1
187.4
161.4
153.9
145.2
34.0
31.1
139.8
113.9
2012
2013
2014
2015P
2016P
Natural Gas
NGL
Oil

Sources: Company data

(1) Based on 834 Bcfe 1P reserves as of December 31, 2014 and 161.6 MMcfed average daily production as of Q4 2014

Barnett: Reserve Base

The Barnett assets have ~$750 million 1P PV-10 value, of which ~$708 million (or 93%) is categorized as PDP

- In addition to 1P reserves of ~835 Bcfe (76% gas), the Barnett assets have ~1.4 Tcfe of unbooked resource potential
- To maximize reserve potential, Quicksilver refined its fracturing technique on select acreage in the play
- Quicksilver added resource potential in Cowtown via leasing programs in the 2nd half of 2014

Barnett Net Proved Reserves as of December 31, 2014 (Bcfe)

By Region


Hill County 41
Lake Arlington 97
Cowtown 389
Alliance 307

By Reserve Category


PDNP 44
PUD 11
PDP 779

Barnett Net Proved Reserves as of December 31, 2014

	Reserves (Bcfe)					Associated PV-10 ($ millions): SEC Price				
	Cowtown	Alliance	Lake Arlington	Hill County / Other	Total	Cowtown	Alliance	Lake Arlington	Hill County / Other	Total
PDP Reserves	372	273	93	41	779	334	273	67	34	$708
PDNP Reserves	16	24	4	-	44	14	19	2	-	35
PUD Reserves	-	11	-	-	11	-	5	-	-	5
Total Proved Reserves (1P)	**389**	**307**	**97**	**41**	**834**	**$348**	**$297**	**$69**	**$34**	**$749**
Memo: Approximate Acreage (net)	*65,000*	*9,400*	*3,800*	*10,600*	*88,800*					
Memo: Total 1P Reserves (% Natural Gas)	*48%*	*100%*	*100%*	*95%*	*76%*					
Memo: Total 1P Reserves (% Oil and NGL)	*52%*	-	-	*5%*	*24%*					

Sources: Company data

Delaware Basin: Assets

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Oil exploration opportunities targeting the Wolfbone formation

The assets include:

- Leases covering ~180,000 gross (~81,000 net) acres, of which:
  - ~60,000 gross (~26,000 net) acres in Pecos County;
  - ~29,000 gross (~2,100 net) acres in Crockett & Upton Counties; and
  - ~91,000 gross (~53,000 net) acres in other counties
- 3 gross (2 net) producing wells
  - Fracturing the third well in Q1 2015
- Available resource potential of over 200 MMbbl
- Quicksilver continues to explore and develop its acreage via joint ventures with established market participants
  - Formidable partnerships provide the ability to facilitate exploration with minimal capital investment and to access experienced operators in the basin
  - Quicksilver's Delaware Basin partnerships include:
    - 50% net interest in a 52,500-acre joint venture with Eni in Pecos County ("Eni JV"); expect to be carried on up to 5 wells (including two that have already been drilled)
    - 12.5% net interest in a 7,500-acre joint venture with additional third party in Pecos County
    - 12.5% interest in farm-out acreage in Crockett and Upton counties; and will be carried on up to 5 wells to be operated by a third-party

Quicksilver's Delaware Assets


Ward
Crane
Upton
Reeves
Eni
Crockett
Jeff Davis
Pecos
Terrell
Brewster
Wolfbone Target

Delaware Basin Strata


Western Shelf
Central Basin Platform
Top of Delaware Mtn. Group
West
East
Avalon
Top of Bone Spring Section
1st Bone Spring Sand
2nd Bone Spring Sand
3rd Bone Spring Sand
Wolfcamp
Top of Pennsylvanian
Platform Shelf Carbonates
Carbonates
Sandstones
Sandstones and Siltstones
Shale

Sources: Company data

QRCI: Quicksilver's Interests

Quicksilver Resources Canada Inc., the wholly-owned Canadian subsidiary of Quicksilver Resources Inc., is the beneficial owner of the HSC and HRB assets, as well as the Campbell River, BC site proposed for the construction of Discovery LNG (a proposed LNG facility) and a 50% interest in the Fortune Creek Partnership midstream assets

Horseshoe Canyon

Coal Bed Methane ("CBM") natural gas play in central Alberta provides stable production and cash flow at low-cost

- Acreage position of ~310,000 net acres[(1)]
- Proven, shallow depth resource that offers low-cost, quick drilling and scalable developments
- Total 1P reserves of ~210 Bcf and ~270 Bcf of unbooked potential
- 1,000+ opportunities for future development, including infill drilling, delineation drilling, tie-ins and recompletions

Horn River Basin

Holds significant resource potential and represents a compelling upside opportunity

- Contiguous acreage position of ~130,000 net acres with a 100% working interest in majority of the tract and sizable future well inventory
- 25-year export license application filed in July 2014[(2)]
- Total resource potential of 13.3 Tcf
- Strong well performance producing above-industry type curves with per well IP rates of up to 32 MMcfd
- Agreement with ADK First Nation in place

QRCI Assets

Connect the upstream resource play with the downstream market directly with a strategic JV partner / owner (end user) through LNG supply in which equity creates alignment of committed interests

- Strategic and predictable "low-cost" long-term supply
- Cohesive core team of individuals with established capabilities to acquire, operate and develop resources anywhere in North America
  - Balanced portfolio of resource plays[(3)], including CBM, HRB and Discovery LNG, to access supply for markets
  - Low-cost of entry into both upstream resource and downstream facilities
- Ability to move and share resources, equipment and expertise, creating operating and administrative economies of scale and shared learning experiences

Sources: Company data
(1) Inclusive of ~5,000 net producing acres outside core HSC region
(2) The application has undergone a public comment period (no comments received) and is in final review by the National Energy Board of Canada
(3) Excludes pre-exploratory Alberta Shale Oil Play

Horseshoe Canyon: Assets

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

The HSC assets feature shallow-decline curves and low capital and operating costs, providing attractive returns

- Quicksilver's HSC asset base consists of:
  - ~310,000 net acres in the core window of the Horseshoe Canyon play
  - Total 1P reserves of ~210 Bcf
  - Unbooked potential of ~270 Bcf
  - Q4 2014 average daily production of ~47 MMcfd across ~1,500 net producing wells
  - 1,000+ identified opportunities for future development, including infill wells, delineation drilling, tie-ins and recompletions
  - Quicksilver owns interest in 17 facilities (11 operated) in its Alberta shallow gas assets
    - Comprised of approximately 45,000 HP compression and associated separation, dehydration and sales metering facilities
- Quicksilver has working interests in over 3,000 gross (~1,500 net) producing wells, with experienced, well-established partners

Alberta / Horseshoe Canyon


Peace River
Fort McMurray
Grande Prairie
Athabasca
Edmonton
Lloydminster
Red Deer
Calgary
Medicine
Mannville Group
Horseshoe Canyon
Belly River Group
Scollard Formation
Kootenay Group
Luscar Group

Quicksilver's HSC Assets


Edmonton
Southwest Edmonton
Southeast Edmonton
Leduc
Red Deer
Olds
Airdrie
Calgary
Southeast Calgary
High River
Medicine
Google

Sources: Company data and Bloomberg

Horn River Basin: An Introduction

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

The Horn River Basin is a premier North American unconventional natural gas shale play located in northeastern British Columbia, Canada

- The HRB extends from the area surrounding Fort Nelson, British Columbia, Canada north to the border of the Northwest Territories and covers an area of ~2 million acres
- Horn River is bounded on the west by the Bovie Fault and the east by the Jean Marie Slave Point Carbonate structure and is comprised of the following shale formations: Muskwa (radioactive black), Otter Park (dark grey calcareous) and Klua (Evie; highly radioactive black)
- The HRB is estimated to hold more than 500 Tcf of OGIP
  - This resource potential makes Horn River one of the largest unconventional gas plays in North America
- QRCI gas production reaches the market via the Spectra and TransCanada transmission pipelines, which connect with hubs throughout western and central Canada and the northwestern United States
- The Horn River's geographic proximity to Canada's west coast makes the play an attractive option for producers seeking to exploit the lucrative pricing in Asian LNG markets

Horn River Basin Map


Cordova Embayment
Liard Basin
Horn River Basin
Montney
Kelowna
Vancouver, BC
Victoria
Yukon
NW Territories
Horn River
British Columbia
Alberta
Calgary

Sources: Company data and CIBC World Market Resource Play Watch (Circa March, 2014)

Horn River Basin: Assets

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Quicksilver's Horn River assets hold significant resource potential and upside opportunity

- The Company holds a contiguous acreage position at the Northern end of the Basin that covers ~130,000 net acres
  - Quicksilver holds a 100% working interest in the vast majority of its acreage
  - The contiguous acreage offers a sizeable well inventory and optimizes the deployment of infrastructure capital

Key Facts:	Imperial Units
Number of Producing Wells (Gross / Net)	12 / 12
Number of Standing Wells (Gross / Net)	7 / 7
Acreage (Gross / Net)	137,825 / 126,503 acres
4Q 2014 Avg. Production	33 MMcfd
2014 1P Reserves	~66 Bcf
Total Resource Potential	13.3 Tcf
Estimated OGIP	34.2 Tcf

Sources: Company data

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change



Financial Projections

Financial Projections – Base Case

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

The 0+12 Base Case forecast for 2015 and 2016 is set forth to the right

Key assumptions include:

- Forward curve pricing as of January 9, 2015
- Only those projects with a baseline threshold of 15% IRR included
- Existing operating expenses are consistent with Q4 run rate(2)
- Capital assumptions for 2015 and 2016 of $78 million and $75 million, respectively
- Exclusion of $CAD 120 million of required capital expenditures by 2Q 2016 for Fortune Creek
- No payment of current debt maturities

Capital assumption in this case vary from the SEC reserve report and include capital expenditures in Barnett in the 2nd half of 2015 and FY 2016, West Texas in FY 2015 and HSC in 2015 and 2016. If these expenditures were excluded, EBITDA(2) would be $91.4 million and $(6.6) million in 2015 and 2016, respectively. We cannot guarantee if we will have the liquidity to execute the assumed capital plan nor has the capital plan been approved by the Board of Directors and is subject to material change

Base Case Forecast

($USD in millions, unless otherwise noted)	Total 2015	Total 2016
Key Financials		
Production		
Natural Gas (Mmcfd)	190.0	180.7
NGL's (MBld's)	5.7	5.2
Oil (MBld's)	0.4	0.3
Total Production (MMcfed)	226.4	213.4
Pricing (Unhedged)(1)		
Natural Gas ($/Mbtu)	$2.79	$3.15
NGL ($/Bbl)	$13.23	$15.31
Oil ($/Bbl)	$46.21	$52.30
Total ($/Mcfe)	$2.76	$3.10
Total Revenue	$429.9	$328.8
Operating Expenses	392.5	374.4
Operating Income	$37.4	($45.6)
Plus: Depletion, Depreciation and Accretion	$55.6	$53.7
Plus: Non-Cash Compensation	10.9	10.9
Plus: Franchise Sales Tax	1.2	1.2
Plus (Less): Unrestricted Subsidiary Adjustments	(17.5)	(17.5)
Plus: One-time Add Backs & Other Adjustments	5.5	2.1
EBITDA(2)	**$93.1**	**$4.9**

Source: KWK 0+12 Base Case model; CAD/USD Fx rate = .9
Note: EBITDA is a non-GAAP financial measure. The inability to predict the amount and timing of future items makes a detailed reconciliation of these EBITDA forecasts to net income impracticable
(1) 2015 gas differentials of $0.46 in Canada and $0.13 in the Barnett, West Texas oil differential of $6.00
(2) Includes Company and restricted subsidiaries. Excludes any savings from reduction in force ("RIF") implemented February 12, 2015, strategic costs in 2016 and any potential restructuring benefits

Cash Forecast

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Preliminary 13-Week U.S. Cash Forecast – *DRAFT: SUBJECT TO MATERIAL REVISION*

13-Week Cash Forecast: U.S. Ops	Week Ending: 3/6	3/13	3/20	3/31	Mar-15	4/3	4/10	4/17	4/24	4/30	Apr-15	5/1	5/8	5/15	5/22	5/31	May-15
(USD in millions)																	
Beginning Cash	$ 9.5	$ 4.5	$ 8.6	$ 5.0	$ 9.5	$ 2.8	$ 16.4	$ 22.3	$ 18.5	$ 19.2	$ 2.8	$ 34.2	$ 31.2	$ 31.1	$ 30.9	$ 27.9	$ 34.2
Sources of Cash																	
Hedge settlements (net)	5.0	-	-	-	5.0	5.6	-	-	-	-	5.6	-	5.7	-	-	-	5.7
Commodity Sales	-	3.3	0.6	17.9	21.8	-	-	4.5	-	20.6	24.9	-	-	3.6	1.1	19.6	24.3
JIBs	-	0.8	-	2.0	2.8	-	3.0	-	-	2.0	5.0	-	2.0	-	-	3.0	5.0
Other	0.5	9.0	-	-	9.5	0.2	-	0.2	-	-	0.4	0.2	-	-	-	-	0.2
Total Sources of Cash	8.5	13.1	0.6	19.9	42.1	8.8	3.0	4.5	-	22.6	38.9	0.2	10.7	3.6	1.1	22.6	38.2
Total Uses of Cash[1]	(12.2)	(7.6)	(6.6)	(36.9)	(63.3)	(15.7)	(14.3)	(5.3)	(5.0)	(7.9)	(48.1)	(1.8)	(11.0)	(4.1)	(4.2)	(12.5)	(33.6)
Total Operational Restructuring Cash Flows	-	-	3.0	3.0	6.0	0.6	(2.5)	(2.8)	(0.1)	0.2	(4.9)	0.2	0.2	0.2	0.2	0.2	1.1
Total Financial Restructuring Cash Flows	(1.3)	(1.3)	(0.7)	0.2	(3.1)	12.6	9.0	(0.2)	(0.2)	-	21.1	(1.7)	-	-	-	(4.0)	(5.7)
Cash Investments:																	
Redeem	-	-	-	11.5	11.5	7.5	11.0	-	6.0	-	24.5	-	-	-	-	-	-
Reinvest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investment Balance	180.0	180.0	180.0	168.5	168.5	161.0	150.0	150.0	144.0	144.0	144.0	144.0	144.0	144.0	144.0	144.0	144.0
Ending Cash	$ 4.5	$ 8.6	$ 5.0	$ 2.8	$ 2.8	$ 16.4	$ 22.3	$ 18.5	$ 19.2	$ 34.2	$ 34.2	$ 31.2	$ 31.1	$ 30.9	$ 27.9	$ 34.4	$ 34.4
Cash and Investment Balance	$ 184.5	$ 188.6	$ 185.0	$ 171.3	$ 171.3	$ 177.4	$ 172.3	$ 168.5	$ 163.2	$ 178.2	$ 178.2	$ 175.2	$ 175.1	$ 174.9	$ 171.9	$ 178.4	$ 178.4
Balance - less Post-petition Hedge Revenue[2]	$ 184.5	$ 188.6	$ 185.0	$ 171.3	$ 171.3	$ 168.9	$ 163.8	$ 160.0	$ 154.7	$ 169.6	$ 169.6	$ 166.6	$ 157.8	$ 157.6	$ 154.7	$ 161.1	$ 161.1

Preliminary 13-Week CA Cash Forecast – *DRAFT: SUBJECT TO MATERIAL REVISION*

13-Week Cash Forecast: CA Ops	Week Ending: 3/6	3/13	3/20	3/27	4/3	Mar-15	4/10	4/17	4/24	5/1	Apr-15	5/8	5/15	5/22	5/29	May-15
Beginning Cash, CA Account ($CAD)	$ 13.7	$ 13.2	$ 12.7	$ 11.7	$ 17.2	$ 13.7	$ 12.7	$ 12.0	$ 10.8	$ 9.5	$ 12.7	$ 8.4	$ 7.6	$ 6.2	$ 5.4	$ 8.4
Sources of Cash																
Commodity Sales	-	-	-	6.6	-	6.6	-	-	-	3.8	10.4	-	-	-	5.4	5.4
Other	-	-	-	-	0.5	-	-	-	-	0.6	1.1	-	-	-	0.6	0.6
Total Sources of Cash	-	-	-	6.6	0.5	6.6	-	-	-	4.4	11.5	-	-	-	6.0	6.0
Total Uses of Cash[3]	(0.5)	(0.5)	(1.0)	(1.1)	(4.1)	(3.1)	(0.7)	(1.2)	(1.3)	(4.5)	(14.9)	(0.8)	(1.3)	(0.8)	(5.1)	(8.0)
Total Restructuring Driven Cash Flows	-	-	-	-	(1.0)	-	-	-	-	(1.0)	(2.0)	-	-	-	(1.0)	(1.0)
Ending Cash, CA Account ($CAD)	$ 13.2	$ 12.7	$ 11.7	$ 17.2	$ 12.7	$ 12.7	$ 12.0	$ 10.8	$ 9.5	$ 8.4	$ 8.4	$ 7.6	$ 6.2	$ 5.4	$ 5.4	$ 5.4
Beginning Cash, US Account ($USD)	$ 9.8	$ 13.9	$ 13.9	$ 13.9	$ 13.9	$ 9.8	$ 13.7	$ 13.7	$ 13.7	$ 13.7	$ 13.7	$ 13.3	$ 13.3	$ 13.3	$ 13.3	$ 13.3
Hedge settlements (net)	4.7	-	-	-	-	4.7	-	-	-	-	4.7	-	-	-	-	-
Interest Expense/Bank Fees	-	-	-	-	(0.2)	-	-	-	-	(0.2)	(0.4)	-	-	-	(0.2)	(0.2)
QRI Service Agreement	-	-	-	-	-	-	-	-	-	(0.2)	(0.2)	-	-	-	(0.2)	(0.2)
Intercompany G&A Costs	(0.5)	-	-	-	-	(0.5)	-	-	-	-	(0.5)	-	-	-	-	-
Ending Cash, US Account ($USD)	$ 13.9	$ 13.9	$ 13.9	$ 13.9	$ 13.7	$ 13.7	$ 13.7	$ 13.7	$ 13.7	$ 13.3	$ 13.3	$ 13.3	$ 13.3	$ 13.3	$ 12.9	$ 12.9
Consolidated Cash Balance, Ending ($USD)	$ 24.4	$ 24.0	$ 23.2	$ 27.5	$ 23.7	$ 23.7	$ 23.2	$ 22.2	$ 21.2	$ 19.9	$ 19.9	$ 19.3	$ 18.2	$ 17.6	$ 17.2	$ 17.2

Source: Company data

(1) Assumes a capital plan based on base case as noted on page 21 through period shown

(2) Cash balance does not include interest expense/income adjustment associated with reduction of principal/investment balances related to application of post-petition hedge revenue proceeds

(3) Assumes a capital plan of $800K through period shown

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change



Cost Reduction Projects

Cost Reduction Projects: Workforce Reductions and Contract Savings

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408

The current energy commodity pricing environment creates a new outlook for Quicksilver's operations that required the Company to review its fixed cost structure

- Project Goal:
  - Adjust cost structure to current market environment
  - Challenge all departments to right size

- Reduction in Force Results:
  - 10% headcount reduction
  - 2015 savings of ~$3.5 million(1)
  - 2016 and beyond annual savings of ~$5.3 million(1)

- Contract Reductions:
  - In anticipation of a potential bankruptcy filing, we evaluated our major contractual obligations
  - Certain contracts could be rejected or renegotiated
  - Total savings should range from $10 – $45 million on an annual basis

Sources: Company data
Note: Savings above not reflective in KWK 0+12 model
(1) Substantially in U.S. operations and reflects salaries and benefits

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change



Additional Key Topics

Unencumbered Assets

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

In preparation for a potential chapter 11 filing, the Company undertook a lien review and perfection analysis with respect to the Company's secured debt

- The 1st and 2nd lien collateral package consists of oil and gas properties and related assets in the most recently delivered reserve report as well as a pledge of equity from certain entities
- Certain of the Company's assets are either not part of the collateral package or are part of the collateral package, but such interest has not been perfected. These assets include, but are not limited to:
  - Oil and gas properties not perfected
    - Contractually obligated threshold 87.5%; actual 91.9%
    - Barnett leases represent all perfected property
    - No West Texas leases were perfected
  - Intercompany loans from QRI to QRCI with an aggregate face value of $413 million
  - Cash that does not represent proceeds of the 1st and 2nd lien collateral package
  - Other assets, for example, surface lands, inventory and prepays(1)

A key asset of QRI is the intercompany debt owed by QRCI. The table below summarizes the capital structure of QRCI. The summary does not include trade-payable or contract rejection liabilities

QRCI Capital Structure ($USD)		
Secured Debt	~$135M(2)	▪ Reserve Based Loan Allocation ▪ Includes undrawn LC's
Intercompany Debt	~$413M	Includes: ▪ $244M issued October 2010 ▪ $147M issued May 2013 ▪ $23M issued March 2014
Total Debt	**~$547M**	*(Excluding trade and other claims)*

Sources: Company data

(1) Including, but not limited to, two parcels of surface rights listed for sale at approximately $7 million each, surface right parcel with current $2.5 million offer, and $7.5 million tax refund filed with IRS (subject to its comment/disapproval)

(2) Based on CAD/USD exchange rate of 0.9; $60M of borrowings are denominated in USD

Tax Attributes

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

The summary of certain key tax information set for the below is based upon preliminary due diligence and technical analysis performed to date. Further due diligence, review, and technical analysis is ongoing and thus our responses below are subject to revision

- Net Operating Loss ("NOL") and Alternative Minimum Tax ("AMT") Credit Carryovers:
  - As of December 31, 2014, the estimated balance of the NOL carryovers of the QRI U.S. federal consolidated group ("the Quicksilver Consolidated Group") equals approximately $810 million and the estimated balance of the AMT credit carryovers equals approximately $40 million. Note that additional carryovers may accumulate in the 2015 taxable year
  - As of December 31, 2014, the estimated balance of NOL carryovers of QRCI for Canadian income tax purposes equals approximately $20 million
- 382 Analysis:
  - Preliminary diligence and analysis suggests that there has not been a change of ownership as of the date of the most recently available securities filings that would result in a 382 limitation of the Quicksilver Consolidated Group's NOLs carryovers
- Tax Basis:
  - Preliminary diligence and analysis respecting asset tax basis suggests that there likely would be no material U.S. federal income tax triggered on an asset sale in most scenarios
  - Specifically, preliminary diligence and analysis suggests that there would be an aggregate built-in loss in the assets of QRI if all of the assets were to be acquired in a taxable transaction for an amount of cash necessary to pay the secured debt in full
- COD Income:
  - Subject to, among other things, the ultimate fair market value of the assets of the Quicksilver Consolidated Group, QRI's NOL and AMT credit carryovers would be expected in most scenarios to be less than the amount of COD income to be recognized through a bankruptcy process



Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Appendix

Capital Plan Comparison

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

The chart set forth below compares Quicksilver's capital assumptions in different cases

Capital Investment Plan Comparison ($M)

	SEC		Base Case[1]		Strip Modified Case	
Asset	2015	2016	2015	2016	2015	2016
United States:						
Barnett	$ 16.3	$ -	$ 23.9	$ 26.4	$ 16.3	$ 43.8
West Texas	-	-	4.70	-	-	-
Land	NA	NA	6.8	0.8	NA	NA
Corporate and Other	NA	NA	17.6	13.6	NA	NA
U.S. Total	**$ 16.3**	**$ -**	**$ 53.0**	**$ 40.8**	**$ 16.3**	**$ 43.8**
Canada:						
HRB	$ -	$ -	$ 1.0	$ -	$ -	$ -
HSC	-	-	14.9	25.1	14.7	1.9
Land	NA	NA	-	-	NA	NA
Corporate	NA	NA	9.6	9.6	NA	NA
CA Total	**$ -**	**$ -**	**$ 25.5**	**$ 34.7**	**$ 14.7**	**$ 1.9**
Grand Total	**$ 16.3**	**$ -**	**$ 78.5**	**$ 75.5**	**$ 31.0**	**$ 45.7**

- Barnett focused capital expenditures will allow the Company to maintain Barnett daily production at ~160 MMcfed with Barnett maintenance capex of ~$50 – 60 million
  - Total Company production maintained with additional Barnett CAPEX of ~$40 – 50 million

Sources: Company data
(1) Base case assumes that all drilling activity has a minimum IRR of 15%

Strip PV10 Case

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

Proved Reserve and PV-10 Comparison

SEC YR 2014

	Reserves (Bcfe)				PV-10 ($M)			
	PDP	PDNP	PUD	Total	PDP	PDNP	PUD	Total
Barnett	779	44	11	834	$708	$35	$5	$749
Cowtown	*372*	*16*	-	*389*	*334*	*14*	-	*348*
Hill County + Other	*41*	-	-	*41*	*34*	-	-	*34*
Alliance	*273*	*24*	*11*	*307*	*273*	*19*	*5*	*297*
Lake Arlington	*93*	*4*	-	*97*	*67*	*2*	-	*69*
Delaware	2	-	-	2	$7	-	-	$7
Subtotal U.S.	781	44	11	836	$716	$35	$5	$756
HRB	66	-	-	66	$52	-	-	$52
HSC	211	-	-	211	234	1	-	235
Subtotal Canada	278	-	-	278	$286	$1	-	$287
Total	1,058	44	11	1,113	$1,002	$35	$5	$1,042

Strip Case (Pricing as of March 5, 2015)

	Reserves (Bcfe)				PV-10 ($M)			
	PDP	PDNP	PUD	Total	PDP	PDNP	PUD	Total
Barnett	763	44	11	817	$443	$22	(0)	$464
Cowtown	*360*	*16*	-	*375*	*182*	*7*	-	*190*
Hill County + Other	*40*	-	-	*40*	*20*	-	-	*20*
Alliance	*272*	*25*	*11*	*307*	*202*	*13*	-	*214*
Lake Arlington	*92*	*3*	-	*95*	*39*	*2*	*(0)*	*40*
Delaware	2	-	-	2	$4	-	-	$4
Subtotal U.S.	764	44	11	819	$447	$22	($0)	$468
HRB	70	-	-	70	$19	-	-	$19
HSC	214	0	-	215	149	0	-	150
Subtotal Canada	284	0	-	285	$169	$0	-	$169
Total	1,049	44	11	1,104	$616	$22	($0)	$637

Strip Modified Case (Pricing as of March 5, 2015)

	Reserves (Bcfe)				PV-10 ($M)			
	PDP	PDNP	PUD	Total	PDP	PDNP	PUD	Total
Barnett	763	44	179	986	$443	$22	$21	$486
Cowtown	*360*	*16*	*68*	*443*	*182*	*7*	*2*	*192*
Hill County + Other	*40*	-		*40*	*20*	-	-	*20*
Alliance	*272*	*25*	*111*	*408*	*202*	*13*	*19*	*234*
Lake Arlington	*92*	*3*	-	*95*	*39*	*2*	-	*41*
Delaware	2	-	-	2	$4	-	-	$4
Subtotal U.S.	764	44	179	987	$447	$22	$21	$490
HRB	70	-	-	70	19	-	-	19
HSC	215	2	38	254	149	2	9	160
Subtotal Canada	285	2	36	324	$169	$2	$9	$179
Total	1,049	46	215	1,311	$616	$24	$30	$669

Sources: Company data

(1) U.S. NGL pricing assumed at ~30% of NYMEX oil price

(2) AECO $USD/MMBTU under a 0.81 exchange rate CAD/USD

(3) Canada NGL pricing assumed at ~33% of NYMEX oil price

Strip Pricing as of March 5, 2015

($USD)	US			CANADA		
YEAR	NYMEX GAS ($/MMBTU)	NYMEX OIL ($/BBL)	NYMEX NGL ($/BBL)(1)	AECO GAS ($/MMBTU)(2)	NYMEX OIL ($/BBL)	NYMEX NGL ($/BBL)(3)
2015	$ 2.89	$ 56.00	$ 17.06	$ 2.31	$ 56.00	$ 18.70
2016	3.19	62.62	19.07	2.56	62.62	20.91
2017	3.47	65.40	19.92	2.79	65.40	21.84
2018	3.60	67.32	20.51	2.91	67.32	22.48
2019	3.70	68.98	21.01	3.09	68.98	23.03
2020	3.80	70.54	21.49	3.19	70.54	23.55
2021	3.93	70.94	21.61	3.41	70.94	23.69
2022	4.07	71.04	21.64	3.60	71.04	23.72
2023	4.19	71.14	21.67	3.82	71.14	23.75
2024	4.24	71.24	21.70	4.07	71.24	23.79

YE 2014 SEC vs Strip MOD: Net Reserve Reconciliation

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

KWK (Bcfe)


1,400
1,200
1,000
800
600
400
200
0
1,114
206
(9)
1,311
YE 2014 SEC
Production
Technical Revisions
Price
YE 2014 MOD

U.S. (Bcfe)


1,200
1,000
800
600
400
200
0
836
168
(17)
987
YE 2014 SEC
Production
Technical Revisions
Price
YE 2014 MOD

Canada (Bcfe)


350
300
250
200
150
100
50
0
278
38
(8)
324
YE 2014 SEC
Production
Technical Revisions
Price
YE 2014 MOD

YE 2014 SEC vs Strip MOD: Net PV-10 Reconciliation

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408
Preliminary & Subject to Change

KWK ($M)


$1,200
$1,000
$800
$600
$400
$200
$-
$1,043
$32
$(406)
$669
YE 2014 SEC
Production
Technical Revisions
Price
YE 2014 MOD

U.S. ($M)


$1,000
$800
$600
$400
$200
$-
$756
$22
$(288)
$490
YE 2014 SEC
Production
Technical Revisions
Price
YE 2014 MOD

Canada ($M)


$350
$300
$250
$200
$150
$100
$50
$-
$287
10
$(118)
$179
YE 2014 SEC
Production
Technical Revisions
Price
YE 2014 MOD